EXHIBIT 21.1

List of Subsidiaries of RLJ Lodging Trust

RLJ LODGING TRUST L.P.
RLJ LODGING TRUST LIMITED PARTNER LLC
RLJ LODGING ACQUISITIONS LLC
RLJ LODGING TRUST MASTER TRS INC.
RLJ LODGING II REIT SUB LLC
RLJ REAL ESTATE III REIT SUB LLC
DBT MET HOTEL VENTURE GP LLC
DBT MET HOTEL VENTURE LP
RLJ C CHARLESTON HD LESSEE LLC
RLJ C CHARLESTON HD LLC
RLJ C HOUSTON HUMBLE GENERAL PARTNER, LLC
RLJ C HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC
RLJ C HOUSTON HUMBLE LESSEE, LP
RLJ C HOUSTON HUMBLE, LP
RLJ C NY UPPER EASTSIDE LESSEE LLC
RLJ C NY UPPER EASTSIDE LLC
RLJ C PORTLAND DT LESSEE, LLC
RLJ C PORTLAND DT, LLC
RLJ C SAN FRANCISCO GENERAL PARTNER, LLC
RLJ C SAN FRANCISCO LESSEE GENERAL PARTNER, LLC
RLJ C SAN FRANCISCO LESSEE, LP
RLJ C SAN FRANCISCO, LP
RLJ C WAIKIKI LESSEE, LLC
RLJ C WAIKIKI, LLC
RLJ CABANA MIAMI BEACH LESSEE, LLC
RLJ CABANA MIAMI BEACH, LLC
RLJ DBT KEY WEST CONDOS, LLC
RLJ DBT KEY WEST LESSEE, LLC
RLJ DBT KEY WEST, LLC
RLJ EM IRVINE GENERAL PARTNER, LLC
RLJ EM IRVINE LESSEE GENERAL PARTNER, LLC
RLJ EM IRVINE LESSEE, LP
RLJ EM IRVINE, LP
RLJ EM WALTHAM LESSEE LLC
RLJ EM WALTHAM LLC
RLJ HGN EMERYVILLE GENERAL PARTNER LLC
RLJ HGN EMERYVILLE LESSEE GENERAL PARTNER LLC
RLJ HGN EMERYVILLE LESSEE LP
RLJ HGN EMERYVILLE LP
RLJ HP FREMONT GENERAL PARTNER, LLC
RLJ HP FREMONT LESSEE GENERAL PARTNER, LLC
RLJ HP FREMONT LESSEE, LP
RLJ HP FREMONT, LP
RLJ HP MADISON DT LESSEE, LLC
RLJ HP MADISON DT, LLC

EXHIBIT 21.1

RLJ HP WASHINGTON DC LESSEE, LLC
RLJ HP WASHINGTON DC, LLC
RLJ HS SEATTLE LYNNWOOD LESSEE, LLC
RLJ HS SEATTLE LYNNWOOD, LLC
RLJ HY ATLANTA MIDTOWN, LLC
RLJ HY ATLANTA MIDTOWN LESSEE, LLC
RLJ HyH CHARLOTTE LESSEE GENERAL PARTNER, LLC
RLJ HyH CHARLOTTE, LLC
RLJ HyH CYPRESS GENERAL PARTNER, LLC
RLJ HyH CYPRESS LESSEE GENERAL PARTNER, LLC
RLJ HyH CYPRESS LESSEE, LP
RLJ HyH CYPRESS, LP
RLJ HyH EMERYVILLE GENERAL PARTNER, LLC
RLJ HyH EMERYVILLE LESSEE GENERAL PARTNER, LLC
RLJ HyH EMERYVILLE LESSEE, LP
RLJ HyH EMERYVILLE, LP
RLJ HyH SAN DIEGO GENERAL PARTNER, LLC
RLJ HyH SAN DIEGO LESSEE GENERAL PARTNER, LLC
RLJ HyH SAN DIEGO LESSEE, LP
RLJ HyH SAN DIEGO, LP
RLJ HyH SAN JOSE GENERAL PARTNER, LLC
RLJ HyH SAN JOSE LESSEE GENERAL PARTNER, LLC
RLJ HyH SAN JOSE LESSEE, LP
RLJ HyH SAN JOSE, LP
RLJ HyH SAN RAMON LESSEE GENERAL PARTNER, LLC
RLJ HyH SAN RAMON GENERAL PARTNER, LLC
RLJ HyH SAN RAMON LESSEE, LP
RLJ HyH SAN RAMON, LP
RLJ HyH SANTA CLARA GENERAL PARTNER, LLC
RLJ HyH SANTA CLARA LESSEE GENERAL PARTNER, LLC
RLJ HyH SANTA CLARA LESSEE, LP
RLJ HyH SANTA CLARA, LP
RLJ HyH WOODLANDS GENERAL PARTNER, LLC
RLJ HyH WOODLANDS LESSEE GENERAL PARTNER, LLC
RLJ HyH WOODLANDS LESSEE, LP
RLJ HyH WOODLANDS, LP
RLJ II - AUSTIN SOUTH HOTELS GENERAL PARTNER, LLC
RLJ II - AUSTIN SOUTH HOTELS LP
RLJ II - C AUSTIN AIR GENERAL PARTNER LLC
RLJ II - C AUSTIN AIR LESSEE GENERAL PARTNER LLC
RLJ II - C AUSTIN AIR LESSEE LP
RLJ II - C AUSTIN AIR LP
RLJ II - C AUSTIN DT LESSEE GENERAL PARTNER, LLC
RLJ II - C AUSTIN DT LESSEE LP
RLJ II - C AUSTIN NW GENERAL PARTNER LLC
RLJ II - C AUSTIN NW LESSEE GENERAL PARTNER, LLC

EXHIBIT 21.1

RLJ II - C AUSTIN NW LESSEE LP
RLJ II - C AUSTIN NW LP
RLJ II - C AUSTIN S GENERAL PARTNER LLC
RLJ II - C AUSTIN S LESSEE GENERAL PARTNER LLC
RLJ II - C AUSTIN S LESSEE LP
RLJ II - C AUSTIN S LP
RLJ II - C CHICAGO MAG MILE LESSEE LLC
RLJ II - C CHICAGO MAG MILE LLC
RLJ II - C GOLDEN LESSEE LLC
RLJ II - C GOLDEN LLC
RLJ II - C HAMMOND LESSEE LLC
RLJ II - C HAMMOND LLC
RLJ II - C HOUSTON GALLERIA GENERAL PARTNER LLC
RLJ II - C HOUSTON GALLERIA L.P.
RLJ II - C HOUSTON GALLERIA LESSEE GENERAL PARTNER, LLC
RLJ II - C HOUSTON GALLERIA LESSEE L.P.
RLJ II - C INDY CAPITOL LESSEE LLC
RLJ II - C LONGMONT LESSEE LLC
RLJ II - C LONGMONT LLC
RLJ II - C LOUISVILLE CO LESSEE LLC
RLJ II - C LOUISVILLE CO LLC
RLJ II - C LOUISVILLE NE KY LESSEE LLC
RLJ II - C LOUISVILLE NE KY LLC
RLJ II - C MIDWAY LESSEE LLC
RLJ II - C MIDWAY LLC
RLJ II - C MIRAMAR LESSEE LLC
RLJ II - C MIRAMAR LLC
RLJ II - C MISHAWAKA LESSEE LLC
RLJ II - C MISHAWAKA LLC
RLJ II - C SALT LAKE LESSEE LLC
RLJ II - C SALT LAKE LLC
RLJ II - C SUGARLAND GENERAL PARTNER LLC
RLJ II - C SUGARLAND LESSEE GENERAL PARTNER LLC
RLJ II - C SUGARLAND LESSEE LP
RLJ II - C SUGARLAND LP
RLJ II - CR AUSTIN DT GENERAL PARTNER LLC
RLJ II - CR AUSTIN DT LP
RLJ II - EM DOWNEY GENERAL PARTNER LLC
RLJ II - EM DOWNEY LESSEE GENERAL PARTNER LLC
RLJ II - EM DOWNEY LESSEE LP
RLJ II - EM DOWNEY LP
RLJ II - F AUSTIN S GENERAL PARTNER LLC
RLJ II - F AUSTIN S LESSEE GENERAL PARTNER LLC
RLJ II - F AUSTIN S LESSEE LP
RLJ II - F AUSTIN S LP
RLJ II - F CHERRY CREEK LESSEE LLC

EXHIBIT 21.1

RLJ II - F CHERRY CREEK LLC
RLJ II - F HAMMOND LESSEE LLC
RLJ II - F HAMMOND LLC
RLJ II - F KEY WEST LESSEE LLC
RLJ II - F KEY WEST LLC
RLJ II - F MIDWAY LESSEE LLC
RLJ II - F MIDWAY LLC
RLJ II - F SAN ANTONIO DT GENERAL PARTNER LLC
RLJ II - F SAN ANTONIO DT LESSEE GENERAL PARTNER LLC
RLJ II - F SAN ANTONIO DT LESSEE LP
RLJ II - F SAN ANTONIO DT LP
RLJ II - HA CLEARWATER LESSEE LLC
RLJ II - HA CLEARWATER LLC
RLJ II - HA FORT WALTON BEACH LESSEE LLC
RLJ II - HA FORT WALTON BEACH LLC
RLJ II - HA GARDEN CITY LESSEE LLC
RLJ II - HA GARDEN CITY LLC
RLJ II - HA MIDWAY LESSEE LLC
RLJ II - HA MIDWAY LLC
RLJ II - HG BLOOMINGTON LESSEE LLC
RLJ II - HG BLOOMINGTON LLC
RLJ II - HG MIDWAY LESSEE LLC
RLJ II - HG MIDWAY LLC
RLJ II - HOLX MIDWAY LESSEE LLC
RLJ II - HOLX MIDWAY LLC
RLJ II - INDY CAPITOL HOTELS LLC
RLJ II - MH AUSTIN S LESSEE GENERAL PARTNER LLC
RLJ II - MH AUSTIN S LESSEE LP
RLJ II - MH DENVER S LESSEE LLC
RLJ II - MH DENVER S LLC
RLJ II - MH LOUISVILLE DT LESSEE LLC
RLJ II - MH LOUISVILLE DT LLC
RLJ II - MH MIDWAY LESSEE LLC
RLJ II - MH MIDWAY LLC
RLJ II - MIDWAY PARKING LLC
RLJ II - MIDWAY RESTAURANT LESSEE LLC
RLJ II - MIDWAY RESTAURANT LLC
RLJ II - R AUSTIN DT GENERAL PARTNER LLC
RLJ II - R AUSTIN DT LESSEE GENERAL PARTNER LLC
RLJ II - R AUSTIN DT LESSEE LP
RLJ II - R AUSTIN DT LP
RLJ II - R AUSTIN NW GENERAL PARTNER LLC
RLJ II - R AUSTIN NW LESSEE GENERAL PARTNER LLC
RLJ II - R AUSTIN NW LESSEE LP
RLJ II - R AUSTIN NW LP
RLJ II - R AUSTIN PARMER GENERAL PARTNER LLC

EXHIBIT 21.1

RLJ II - R AUSTIN PARMER LESSEE GENERAL PARTNER LLC
RLJ II - R AUSTIN PARMER LESSEE LP
RLJ II - R AUSTIN PARMER LP
RLJ II - R AUSTIN S GENERAL PARTNER LLC
RLJ II - R AUSTIN S LESSEE GENERAL PARTNER LLC
RLJ II - R AUSTIN S LESSEE LP
RLJ II - R AUSTIN S LP
RLJ II - R FISHERS LESSEE LLC
RLJ II - R FISHERS LLC
RLJ II - R GOLDEN LESSEE LLC
RLJ II - R GOLDEN LLC
RLJ II - R HAMMOND LESSEE LLC
RLJ II - R HAMMOND LLC
RLJ II - R HOUSTON GALLERIA GENERAL PARTNER LLC
RLJ II - R HOUSTON GALLERIA LESSEE GENERAL PARTNER LLC
RLJ II - R HOUSTON GALLERIA LESSEE LP
RLJ II - R HOUSTON GALLERIA LP
RLJ II - R INDY CANAL LESSEE LLC
RLJ II - R LONGMONT LESSEE LLC
RLJ II - R LONGMONT LLC
RLJ II - R LOUISVILLE CO LESSEE LLC
RLJ II - R LOUISVILLE CO LLC
RLJ II - R LOUISVILLE DT KY LESSEE LLC
RLJ II - R LOUISVILLE DT KY LLC
RLJ II - R LOUISVILLE NE KY LESSEE LLC
RLJ II - R LOUISVILLE NE KY LLC
RLJ II - R MERRILLVILLE LESSEE LLC
RLJ II - R MERRILLVILLE LLC
RLJ II - R MIRAMAR LESSEE LLC
RLJ II - R MIRAMAR LLC
RLJ II - R NOVI LESSEE LLC
RLJ II - R NOVI LLC
RLJ II - R OAK BROOK LESSEE LLC
RLJ II - R OAK BROOK LLC
RLJ II - R PLANTATION LESSEE LLC
RLJ II - R PLANTATION LLC
RLJ II - R SALT LAKE CITY LESSEE LLC
RLJ II - R SALT LAKE CITY LLC
RLJ II - R SAN ANTONIO GENERAL PARTNER LLC
RLJ II - R SAN ANTONIO LESSEE GENERAL PARTNER LLC
RLJ II - R SAN ANTONIO LESSEE LP
RLJ II - R SAN ANTONIO LP
RLJ II - R SUGARLAND GENERAL PARTNER LLC
RLJ II - R SUGARLAND LESSEE GENERAL PARTNER LLC
RLJ II - R SUGARLAND LESSEE LP
RLJ II - R SUGARLAND LP

EXHIBIT 21.1

RLJ II - R WARRENVILLE LESSEE LLC
RLJ II - R WARRENVILLE LLC
RLJ II - RH BOULDER LESSEE LLC
RLJ II - RH BOULDER LLC
RLJ II - RH PLANTATION LESSEE LLC
RLJ II - RH PLANTATION LLC
RLJ II - S AUSTIN N GENERAL PARTNER LLC
RLJ II - S AUSTIN N LESSEE GENERAL PARTNER LLC
RLJ II - S AUSTIN N LESSEE LP
RLJ II - S AUSTIN N LP
RLJ II - S AUSTIN S LESSEE GENERAL PARTNER LLC
RLJ II - S AUSTIN S LESSEE LP
RLJ II - S LONGMONT LESSEE LLC
RLJ II - S LONGMONT LLC
RLJ II - S LOUISVILLE KY LESSEE LLC
RLJ II - S LOUISVILLE KY LLC
RLJ II - S MISHAWAKA LESSEE LLC
RLJ II - S MISHAWAKA LLC
RLJ II - S WESTMINSTER LESSEE LLC
RLJ II - S WESTMINSTER LLC
RLJ II - SLE MIDWAY LESSEE LLC
RLJ II - SLE MIDWAY LLC
RLJ II JUNIOR MEZZANINE BORROWER LLC
RLJ II JUNIOR MEZZANINE LESSEE LLC
RLJ II SENIOR MEZZANINE BORROWER LLC
RLJ II SENIOR MEZZANINE LESSEE LLC
RLJ III - C BUCKHEAD INC
RLJ III - C BUCKHEAD LESSEE LLC
RLJ III - C BUCKHEAD PARENT LLC
RLJ III - DBT COLUMBIA LESSEE LLC
RLJ III - DBT COLUMBIA LIQUOR SUB LLC
RLJ III - DBT COLUMBIA LLC
RLJ III - DBT MET HOTEL PARTNER LLC
RLJ III - DBT MET MEZZ BORROWER GP LLC
RLJ III - DBT MET MEZZ BORROWER LP
RLJ III - DBT METROPOLITAN MANHATTAN GP LLC
RLJ III - DBT METROPOLITAN MANHATTAN LESSEE LLC
RLJ III - DBT METROPOLITAN MANHATTAN LP
RLJ III - EM FORT MYERS LLC
RLJ III - EM FORT MYERS LESSEE LLC
RLJ III - EM TAMPA DT LLC
RLJ III - EM TAMPA DT LESSEE LLC
RLJ III - EM WEST PALM BEACH INC.
RLJ III - EM WEST PALM BEACH LESSEE LLC
RLJ III - EM WEST PALM BEACH PARENT LLC
RLJ III - F WASHINGTON DC LLC

EXHIBIT 21.1

RLJ III - F WASHINGTON DC LESSEE LLC
RLJ III - FINANCE HOLDINGS LLC
RLJ III - FINANCE HOUSTON LLC
RLJ III - HA DENVER TECH CENTER LESSEE LLC
RLJ III - HA DENVER TECH CENTER LLC
RLJ III - HA HOUSTON GALLERIA GENERAL PARTNER LLC
RLJ III - HA HOUSTON GALLERIA LESSEE GENERAL PARTNER LLC
RLJ III - HA HOUSTON GALLERIA LESSEE LP
RLJ III - HA HOUSTON GALLERIA LP
RLJ III - HA WEST PALM BEACH AIRPORT LESSEE LLC
RLJ III - HA WEST PALM BEACH AIRPORT LLC
RLJ III - HG NEW ORLEANS CONVENTION CENTER LESSEE LLC
RLJ III - HG NEW ORLEANS CONVENTION CENTER LLC
RLJ III - HG WEST PALM BEACH AIRPORT LESSEE LLC
RLJ III - HG WEST PALM BEACH AIRPORT LLC
RLJ III - HGN DURHAM LESSEE LLC
RLJ III - HGN DURHAM LLC
RLJ III - HGN HOLLYWOOD GENERAL PARTNER LLC
RLJ III - HGN HOLLYWOOD LESSEE GENERAL PARTNER LLC
RLJ III - HGN HOLLYWOOD LESSEE LP
RLJ III - HGN HOLLYWOOD LP
RLJ III - HGN PITTSBURGH GENERAL PARTNER LLC
RLJ III - HGN PITTSBURGH LESSEE GENERAL PARTNER LLC
RLJ III - HGN PITTSBURGH LESSEE LP
RLJ III - HGN PITTSBURGH LP
RLJ III - HS WASHINGTON DC LLC
RLJ III - HS WASHINGTON DC LESSEE LLC
RLJ III - MH DENVER AIRPORT INC
RLJ III - MH DENVER AIRPORT LESSEE LLC
RLJ III - MH DENVER AIRPORT PARENT LLC
RLJ III - R COLUMBIA LESSEE LLC
RLJ III - R COLUMBIA LLC
RLJ III - R NATIONAL HARBOR LESSEE LLC
RLJ III - R NATIONAL HARBOR LLC
RLJ III - R SILVER SPRING LESSEE LLC
RLJ III - R SILVER SPRING LLC
RLJ III - RH PITTSBURGH GENERAL PARTNER LLC
RLJ III - RH PITTSBURGH LESSEE GENERAL PARTNER LLC
RLJ III - RH PITTSBURGH LESSEE LP
RLJ III - RH PITTSBURGH LP
RLJ III - RICHARDSON OUTPARCEL GENERAL PARTNER LLC
RLJ III - RICHARDSON OUTPARCEL L.P.
RLJ III - SF AUSTIN GENERAL PARTNER LLC
RLJ III - SF AUSTIN LESSEE GENERAL PARTNER LLC
RLJ III - SF AUSTIN LESSEE LP
RLJ III - SF AUSTIN LP

EXHIBIT 21.1

RLJ III - SF DALLAS LINCOLN PARK GENERAL PARTNER LLC
RLJ III - SF DALLAS LINCOLN PARK LESSEE GENERAL PARTNER LLC
RLJ III - SF DALLAS LINCOLN PARK LESSEE LP
RLJ III - SF DALLAS LINCOLN PARK LP
RLJ III - SF DALLAS UT GENERAL PARTNER LLC
RLJ III - SF DALLAS UT LESSEE GENERAL PARTNER LLC
RLJ III - SF DALLAS UT LESSEE LP
RLJ III - SF DALLAS UT LP
RLJ III - SF HOUSTON GALLERIA GENERAL PARTNER LLC
RLJ III - SF HOUSTON GALLERIA LESSEE GENERAL PARTNER LLC
RLJ III - SF HOUSTON GALLERIA LESSEE LP
RLJ III - SF HOUSTON GALLERIA LP
RLJ III - ST. CHARLES AVE HOTEL LESSEE LLC
RLJ III - ST. CHARLES AVE HOTEL LLC
RLJ III R - SS HOTEL INVESTOR LLC
RLJ R ATLANTA MIDTOWN LESSEE, LLC
RLJ R ATLANTA MIDTOWN, LLC
RLJ R BETHESDA LESSEE LLC
RLJ R BETHESDA LLC
RLJ R HOUSTON HUMBLE GENERAL PARTNER, LLC
RLJ R HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC
RLJ R HOUSTON HUMBLE LESSEE, LP
RLJ R HOUSTON HUMBLE, LP
RLJ R LOS ALTOS GENERAL PARTNER, LLC
RLJ R LOS ALTOS LESSEE GENERAL PARTNER, LLC
RLJ R LOS ALTOS LESSEE, LP
RLJ R LOS ALTOS, LP
RLJ S HILLSBORO LESSEE, LLC
RLJ S HILLSBORO, LLC
RLJ S HOUSTON HUMBLE GENERAL PARTNER, LLC
RLJ S HOUSTON HUMBLE LESSEE GENERAL PARTNER, LLC
RLJ S HOUSTON HUMBLE LESSEE, LP
RLJ S HOUSTON HUMBLE, LP
RANGERS SUB I, LLC
RANGERS GENERAL PARTNER, LLC
RLJ LODGING FUND II ACQUISITIONS LLC
RLJ REAL ESTATE FUND III ACQUISITIONS LLC
BHR OPERATIONS, L.L.C.
BIRMINGHAM ES HOTEL, L.L.C.
BIRMINGHAM ES LEASING, L.L.C.
BIRMINGHAM HOTEL HOLDCO, L.L.C.
BIRMINGHAM LEASING HOLDCO, L.L.C.
BRIGHTON AT KINGSTON PLANTATION, L.L.C.
CHARLESTON MILLS HOUSE HOTEL HOLDCO, L.L.C.
CHARLESTON MILLS HOUSE HOTEL, L.L.C.
CHARLESTON MILLS HOUSE LESSEE, L.L.C.

EXHIBIT 21.1

DEERFIELD BEACH ES HOTEL, L.L.C.
DEERFIELD BEACH ES LEASING, L.L.C.
DEERFIELD BEACH HOTEL HOLDCO, L.L.C.
DEERFIELD BEACH LEASING HOLDCO, L.L.C.
DJONT LEASING, L.L.C.
DJONT OPERATIONS, L.L.C.
DJONT/CMB BUCKHEAD LEASING, L.L.C.
DJONT/CMB FCOAM, L.L.C.
DJONT/CMB ORSOUTH LEASING, L.L.C.
DJONT/CMB SSF LEASING, L.L.C.
DJONT/JPM ATLANTA ES LEASING, L.L.C.
DJONT/JPM HOSPITALITY LEASING (SPE), L.L.C.
DJONT/JPM HOSPITALITY LEASING HOLDCO (SPE), L.L.C.
DJONT/JPM LEASING, L.L.C.
DJONT/JPM PHOENIX LEASING, L.L.C.
EPT MEADOWLANDS LIMITED PARTNERSHIP
FCH HH KNICKERBOCKER LEASING, L.L.C.
FCH HH KNICKERBOCKER OWNER, L.P.
FCH/PSH, L.P.
FCH/SH LEASING II, L.L.C.
FCH/SH LEASING, L.L.C.
FELCOR AUSTIN DOWNTOWN HOTEL, L.L.C.
FELCOR AUSTIN DOWNTOWN LESSEE, L.L.C.
FELCOR BURLINGTON LESSEE, L.L.C.
FELCOR CHAT-LEM, L.L.C.
FELCOR COPLEY PLAZA LEASING, L.L.C.
FELCOR COPLEY PLAZA OWNER, L.L.C.
FELCOR DALLAS LOVE FIELD OWNER, L.L.C.
FELCOR EIGHT HOTELS, L.L.C.
FELCOR ESCROW HOLDINGS, L.L.C.
FELCOR ESMERALDA (SPE), L.L.C.
FELCOR ESMERALDA LEASING (SPE), L.L.C.
FELCOR FQ HOTEL, L.L.C.
FELCOR FQ LESSEE, L.L.C.
FELCOR HOLDINGS TRUST
FELCOR HOTEL ASSET COMPANY, L.L.C.
FELCOR HOTEL OPERATING COMPANY, L.L.C.
FELCOR LAX LESSEE, L.L.C.
FELCOR LODGING LIMITED PARTNERSHIP
FELCOR MILPITAS OWNER, L.L.C.
FELCOR MYRTLE KINGSTON HOTEL, L.L.C.
FELCOR MYRTLE KINGSTON LESSEE, L.L.C.
FELCOR PENNSYLVANIA COMPANY, L.L.C.
FELCOR S-4 HOTELS (SPE), L.L.C.
FELCOR S-4 LEASING (SPE), L.L.C.
FELCOR SAN ANTONIO AP HOTEL, L.L.C.

EXHIBIT 21.1

FELCOR SANTA MONICA LESSEE, L.L.C.
FELCOR SANTA MONICA OWNER, L.L.C.
FELCOR ST. PETE (SPE), L.L.C.
FELCOR ST. PETE LEASING (SPE), L.L.C.
FELCOR ST. PETE OWNER, L.L.C.
FELCOR TRS BORROWER 4, L.L.C.
FELCOR TRS HOLDINGS, L.L.C.
FELCOR UNION SQUARE HOTEL, L.L.C.
FELCOR UNION SQUARE LESSEE, L.L.C.
FELCOR/CMB BUCKHEAD HOTEL, L.L.C.
FELCOR/CMB MARLBOROUGH HOTEL, L.L.C.
FELCOR/CMB ORSOUTH HOLDINGS, L.P.
FELCOR/CMB ORSOUTH HOTEL, L.L.C.
FELCOR/CMB SSF HOLDINGS, L.P.
FELCOR/CMB SSF HOTEL, L.L.C.
FELCOR/CSS (SPE), L.L.C.
FELCOR/CSS HOLDINGS, L.P.
FELCOR/CSS HOTELS, L.L.C.
FELCOR/IOWA-NEW ORLEANS CHAT-LEM HOTEL, L.L.C.
FELCOR/JPM ATLANTA ES HOTEL, L.L.C.
FELCOR/JPM HOSPITALITY (SPE), L.L.C.
FELCOR/JPM HOSPITALITY HOLDCO (SPE), L.L.C.
FELCOR/JPM HOTELS, L.L.C.
FELCOR/JPM PHOENIX HOTEL, L.L.C.
FELCOR/LAX HOTELS, L.L.C.
FT. LAUDERDALE ES HOTEL, L.L.C.
FT. LAUDERDALE ES LEASING, L.L.C.
FT. LAUDERDALE HOTEL HOLDCO, L.L.C.
FT. LAUDERDALE LEASING HOLDCO, L.L.C.
GRANDE PALMS, L.L.C.
HI CHAT-LEM/IOWA-NEW ORLEANS JOINT VENTURE
KINGSTON PLANTATION DEVELOPMENT CORP.
KNICKERBOCKER HOLDING PARTNERSHIP, L.P.
KNICKERBOCKER HOTEL OWNER GP, L.L.C.
KNICKERBOCKER HOTEL OWNER, L.L.C.
KNICKERBOCKER LEASING HOLDCO GP, L.L.C.
KNICKERBOCKER LEASING HOLDCO, L.L.C.
KNICKERBOCKER MASTER LESSEE, L.P.
KNICKERBOCKER TRS, L.L.C.
LOVEFIELD BEVERAGE CORPORATION
MADISON 237 HOTEL LEASING, L.L.C.
MADISON 237 HOTEL, L.L.C.
MARGATE TOWERS AT KINGSTON PLANTATION, L.L.C.
MIAMI AP HOTEL HOLDCO, L.L.C.
MIAMI AP HOTEL, L.L.C.
MINNEAPOLIS ES HOTEL, L.L.C.

EXHIBIT 21.1

MINNEAPOLIS ES LEASING, L.L.C.
MINNEAPOLIS HOTEL HOLDCO, L.L.C.
MINNEAPOLIS LEASING HOLDCO, L.L.C.
MYRTLE BEACH LEASING, L.L.C.
MYRTLE BEACH OWNER, L.L.C.
NAPA ES HOTEL, L.L.C.
NAPA ES LEASING, L.L.C.
NAPA HOTEL HOLDCO, L.L.C.
NAPA LEASING HOLDCO, L.L.C.
PLANTATION LAUNDRY SERVICES, L.L.C.
PROMUS/FCH CONDOMINIUM COMPANY, L.L.C.
PROMUS/FCH DEVELOPMENT COMPANY, L.L.C.
PROMUS/FELCOR SAN ANTONIO VENTURE
ROYALE PALMS RENTAL, L.L.C.
ROYALTON 44 HOTEL LEASING, L.L.C.
ROYALTON 44 HOTEL, L.L.C.